UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                            November 4, 2004

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, New Jersey                                                          07094

(Address of principal executive offices)                                           (Zip Code)

Registrant's Telephone Number, including area code:                                                           (201) 558-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

          On November 4, 2004, The Children’s Place Retail Stores, Inc. issued a press release announcing certain financial information for the month and quarter ended October 30, 2004. A copy of this press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

           (a)      Financial Statements of Business Acquired: Not applicable

           (b)      Pro Forma Financial Information: Not applicable

           (c)      Exhibits:

                      99.1   Press Release dated November 4, 2004.

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Seth L. Udasin Name: Seth L. Udasin Title: Vice President and Chief Financial Officer

Dated: November 4, 2004

INDEX TO EXHIBITS

Current Report on Form 8-K
dated November 4, 2004

The Children's Place Retail Stores, Inc.

99.1  Press Release dated November 4, 2004.

EXHIBIT 99.1

PRESS RELEASE